VALIC COMPANY II

Supplement to the Summary Prospectus dated January 1, 2012

Aggressive Growth Lifestyle Fund. Effective February 13, 2012, in the Fund Summary, in the Investment Adviser section, the information about the current portfolio manager Timothy Campion is deleted in its entirety.

Date: February 16, 2012